Exhibit 10.5

JOINDER AGREEMENT
(Guaranty)

February 13, 2009

Re:
Guaranty dated as of November 11, 2008 (as amended, restated, or supplemented from time to time, the “Guaranty”) executed by ELECTROWAVE USA, INC., a Nevada corporation, FLOTATION TECHNOLOGIES, INC., a Maine corporation, MAKO TECHNOLOGIES, LLC, a Nevada limited liability company, and DEEP DOWN INC., a Delaware corporation (each an “Existing Guarantor” and, collectively, the “Existing Guarantors”), in favor of WHITNEY NATIONAL BANK, a national banking association (“Lender”).

RECITALS

A.           DEEP DOWN, INC., a Nevada corporation (“Borrower”), and Lender entered into that certain Credit Agreement dated as of November 11, 2008 (as amended by First Amendment to Credit Agreement dated December 18, 2008, Second Amendment to Credit Agreement dated February 13, 2009, and as further amended, restated, or supplemented, the “Credit Agreement”).

B.           DEEP DOWN INTERNATIONAL HOLDINGS, LLC, a Nevada limited liability company (“New Guarantor”), was recently organized and is or will become a direct wholly-owned subsidiary of Borrower.

C.           To comply with the terms and provisions of the Credit Agreement, New Guarantor and Existing Guarantors have agreed to execute this Joinder Agreement for the benefit of Lender.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.           New Guarantor hereby (a) agrees to become a “Guarantor” under the Guaranty, and (b) joins in, becomes a party to, and agrees to comply with and be bound by all of the terms and conditions of the Guaranty to the same extent as if New Guarantor were an original signatory thereto.  New Guarantor shall hereafter be jointly and severally liable for the performance of any and all past, present and future obligations of any Guarantor under the Guaranty, it being understood and agreed that any and all references in the Guaranty to “Guarantor” or “Guarantors” shall include New Guarantor.

2.           New Guarantor acknowledges that (a) Lender has agreed to extend credit to Borrower for the purposes set forth in the Credit Agreement, (b) it is receiving direct and indirect benefits from each such extension of credit, (c) the obligations of the “Guarantor” or “Guarantors” under the Guaranty are the joint and several obligations of each Guarantor, (d) certain representations and warranties set forth in the Credit Agreement are in respect of it, and New Guarantor hereby confirms that each such representation and warranty is true and correct, and (e) certain covenants set forth in the Credit Agreement are in respect of it or shall be imposed upon it, and New Guarantor covenants and agrees to promptly and properly perform, observe, and comply with each such covenant.

3.           Capitalized terms used but not defined herein have the meanings given them in the Credit Agreement

[Signature is on the following page.]

IN WITNESS WHEREOF, each of the undersigned has executed this Joinder Agreement under seal as of the date first written above.

NEW GUARANTOR:

DEEP DOWN INTERNATIONAL HOLDINGS, LLC,
a Nevada limited liability company

By:  /s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

EXISTING GUARANTORS:

ELECTROWAVE USA, INC.,
a Nevada corporation

FLOTATION TECHNOLOGIES, INC.,
a Maine corporation

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By:  /s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer of each of the foregoing companies

Signature Page to Joinder Agreement
(Guaranty)